EXHIBIT 32.1
BWX TECHNOLOGIES, INC.
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Rex D. Geveden, President and Chief Executive Officer of BWX Technologies, Inc., a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1)the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2026	/s/ Rex D. Geveden
Rex D. Geveden
President and Chief Executive Officer